UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 4, 2018
____________________
BIO-RAD LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7928	94-1381833
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1000 Alfred Nobel Dr.
Hercules, California 94547
(Address of principal executive offices, including Zip Code)
(510) 724-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.08 Shareholder Director Nominations.
To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

ITEM 8.01 Other Events
The Board of Directors (the “Board”) of Bio-Rad Laboratories, Inc. (the “Company”) has established Tuesday, April 23, 2019 as the date of the Company’s 2019 annual meeting of stockholders (the “2019 Annual Meeting”). Because the date of the 2019 Annual Meeting has advanced by more than 30 days from the anniversary date of the Company’s 2018 annual meeting of stockholders (the “2018 Annual Meeting”), in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is informing stockholders of such change. The exact time and location of the 2019 Annual Meeting will be specified in the Company’s proxy statement for the 2019 Annual Meeting.
Because the date of the 2019 Annual Meeting has been changed by more than 30 days from the anniversary of the 2018 Annual Meeting, a new deadline has been set for submission of proposals by stockholders intended to be included in the Company’s proxy statement for the 2019 Annual Meeting. In order for a proposal under Rule 14a-8 under the Exchange Act to be considered timely, it must be received by the Company on or prior to January 4, 2019 at the Company’s principal executive offices at 1000 Alfred Nobel Drive, Hercules, California 94547 and be directed to the attention of the Corporate Secretary. All such proposals must be in compliance with applicable laws and regulations in order to be considered for inclusion in the Company’s proxy statement for the 2019 Annual Meeting.
In addition, the Company’s Amended and Restated Bylaws require a stockholder to give advance notice of any proposal to conduct business, or to present a nomination of one or more candidates for election to the Board, that the stockholder wishes to bring before a meeting of the Company’s stockholders. Because the date of the 2019 Annual Meeting has been changed by more than 30 days from the anniversary of the 2018 Annual Meeting, written notice of any such stockholder proposal or nomination, which complies with the requirements set forth the Company’s Amended and Restated Bylaws, must be received by the Company’s Corporate Secretary at the Company’s principal executive offices at 1000 Alfred Nobel Drive, Hercules, California 94547 during the period beginning 120 days before the 2019 Annual Meeting and ending on the later of (i) 90 days before the 2019 Annual Meeting and (ii) 10 days after the earlier of the day on which notice of the date of the 2019 Annual Meeting was mailed and the day on which public disclosure of the date of the 2019 Annual Meeting was made (in other words, no earlier than December 24, 2018 and no later than January 23, 2019).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2018	BIO-RAD LABORATORIES, INC.

By: /s/ Timothy S. Ernst
Name:  Timothy S. Ernst
Title:     Executive Vice President,
             General Counsel and Secretary